

biorestorative therapies

CORPORATE PRESENTATION

January 2016

Forward Looking Statements

Statements in this presentation, including the information set forth as to the future financial or operating performance of BioRestorative Therapies, Inc. (the "Company"), that are not current or historical factual statements may constitute "forward looking" information within the meaning of securities laws. When used in this presentation, such statements may include, among other terms, such words as "may," "will," "expect," "believe," "plan," "anticipate," "intend," "estimate," "project," "target" and other similar terminology. These statements reflect current expectations, estimates and projections regarding future events and operating performance and speak only as to the date of this presentation. Readers should not place undue importance on forward looking statements and should not rely upon this information as of any other date. Forward looking statements involve known and unknown risks, uncertainties and other important factors that could cause our actual results, performance or achievements, or industry results, to differ materially from our expectations of future results, performance or achievements expressed or implied by these forward looking statements. These forward looking statements may not be realized due to a variety of factors, including without limitation: (i) our limited operating history, lack of significant revenues, substantial losses since inception, and substantial working capital deficiency and stockholders' deficiency; (ii) our ability to obtain sufficient financing to satisfy our debt obligations and fund our operations; (iii) our ability to timely and successfully develop and commercialize *brtxDISC*, our lead product candidate for the treatment of chronic lumbar disc disease; (iv) delays in enrolling patients in our clinical trials; (v) disruption to our access to the media (including cell culture media) and reagents we are using in the clinical development of our cell therapy product candidates; (vi) failure of our clinical trials to demonstrate adequately the safety and efficacy of our product candidates; (vii) our lack of manufacturing capabilities to produce our product candidates at commercial scale quantities; (viii) the loss of our exclusive license rights with regard to our disc/spine technology; (ix) safety problems encountered by us or others developing new stem cell-based therapies; (x) ethical and other concerns surrounding the use of stem cell therapy which negatively impact the public perception of our stem cell products and/or services; (xi) our limited experience in the development and marketing of cell therapies; (xii) our reliance on novel technologies that are inherently expensive and risky; (xiii) significant product liability claims and litigation which we may be subject to, including potential exposure from the use of our product candidates in human subjects; (xiv) our inability to obtain reimbursement for our products and services from private and governmental insurers; (xv) our inability to protect our proprietary rights; and (xvi) compliance with applicable federal, state, local, and international requirements. See also "Risk Factors" listed in the Company's most recent filings with the SEC. Many of these issues can affect the Company's actual results and could cause the actual results to differ materially from those expressed or implied in any forward looking statements made by, or on behalf of, the Company. Readers are cautioned that forward looking statements are not guarantees of future performance, and should not place undue reliance on them. In formulating the forward looking statements contained in this presentation, it has been assumed that business and economic conditions affecting the Company will continue substantially in the ordinary course. These assumptions, although considered reasonable at the time of preparation, may prove to be incorrect.

BioRestorative Therapies: Company Overview

Cell-Based Therapies

- Focused on cell therapies to treat disc / spine and metabolic diseases
- High level of expertise in developing proprietary biologics
- Strong skills in cell biology and cell culturing

Disc/Spine Program
Lead Product: *brtxDISC™*

- Novel autologous biologic 30 minute outpatient procedure for the treatment of chronic lumbar disc disease
- $10B (US market) chronic lower back pain with unmet medical need
- Successful FDA meeting - Initiation of clinical trial anticipated by 4Q 2016
- Initial promising data from investigational human treatment in US

Metabolic Program
ThermoStem®

- Brown adipose tissue (brown fat) pre-clinical program for the treatment of metabolic disorders (obesity, diabetes, hyperlipidemia, etc.)
- Allogeneic cell-based treatment using brown adipose-derived stem cells

Validating Collaborations

- Pfizer on Brown Adipose Stem Cell Program
- University of Pennsylvania - Division of Endocrinology, Diabetes, and Metabolism on Brown Adipose Stem Cell Program
- Hospital for Special Surgery on Lumbar Disc Program

Strong Management Team

Mark Weinreb **President and CEO**	• Pioneer in regenerative and cellular medicine / science • Former President of NeoStem (now Caladrius Biosciences); Owner, BioHealth Labs (now Enzo BioChem Labs) • Bachelor of Arts, Northwestern University • Master of Science in Medical Biology, C. W. Post (LIU)
Edward Field **President, Disc / Spine Division**	• Advanced 8 cell therapies into clinical trials • Established commercial scale cell manufacturing facility • Former President/ COO of Aldagen/Cytomedix • Bachelor of Arts, Duke University • MBA, Darden School at University of Virginia
Francisco Silva **Vice President of Research and Development and Chief Scientist**	• Former CEO, DV Biologics, President of DaVinci Biosciences • Extensive experience in cell based therapies • Inventor of patents/author of manuscripts in regenerative medicine • California State Polytechnic Univ. Degree in Biology, Graduate Presidential Fellowship and MBRS Fellowship

Advisory Board

Gregory E. Lutz, M.D., Chief Medical Advisor For Spine Medicine

- Physiatrist-in-Chief Emeritus for Hospital for Special Surgery (HSS)
- Member of HSS Board of Trustees
- Founded Physiatry Dept. at HSS/Physical Med & Rehab at Mayo Clinic

Joy Cavagnaro, Ph.D., Regulatory Advisor

- Former Director, CBER, FDA
- Former V.P., Regulatory Affairs, Human Genome Sciences
- President and Founder of Access BIO

Wayne Marasco, MD, Ph.D. Chairman, Scientific Advisory Board

- Principal Faculty Member of Harvard Stem Cell Institute
- Professor, Department of Cancer Immunology & AIDS at Dana-Farber Cancer Institute
- Professor of Medicine at Harvard Medical School.

brtxDISC™: Target Product Profile


NALGENE

- *brtxDISC™* is a cryopreserved autologous cell therapy consisting of hypoxic cultured mesenchymal stem cells (MSCs) and a proprietary carrier.
- *brtxDISC™* is intended for patients who have chronic lower lumbar disease caused by protruding/bulging discs.
- *brtxDISC™* will be injected into damaged lumbar discs using a standard needle in a 30 minute outpatient procedure.
- Primary Indication:

  brtxDISC™ is indicated to both improve function and decrease pain in patients with chronic lower lumbar disease.
- Targeted Physician Population:

  Physical medicine and rehabilitation physicians, interventional physiatrists, pain management physicians, interventional radiologists

brtxDISC™: Mechanism of Action

Aim is to change disease pathology and improve disc morphology.

brtxDISC™



Express

Key Factors

VEGF
FGFs
EGF
PDGF
Type II
Collagen
SDF-1

Resulting

Multiple Mechanisms

Anti-inflammatory
Structural repair
Neovascularization
Promote endogenous repair

brtxDISC™: Previous Human Data

- A physician-sponsored, IRB-approved study investigated the effect of hypoxic cultured MSCs on disc protrusions (from 2008-2010)

- Safety observations:
  - No adverse events observed
  - Maximum dose of 40 million cells well tolerated
  - MRI results interpreted by an independent radiologist in a subset of 5 patients demonstrated no long term adverse events

- Efficacy observations:
  - Reduction in pain
  - Improved function
  - Improved self-reported Quality Of Life

- Beneficial disc morphology changes observed

brtxDISC™: Pain Improvements

67% (8 of 12) of Subjects Had ≥ 30% Improvement in Pain Score


NRS Changes (n=12)*
Pain Score
10
9
8
7
6
5
4
3
2
1
0
Pre-injection
Follow-up
(1-3 months)

- Numerical Rating Scale (NRS) is a standardized patient reported measure of pain score from 1 -10
- Minimally clinical important difference (MCID) in NRS is defined as ≥ 30% improvement [1]

* Two patients had similar NRS changes

[1] Ostelo et al Spine Vol 33,no1.pp90-94

brtxDISC™: FRI Improvements

56% (5 of 9) of Subjects Had ≥ 30% Improvement in FRI


% Improvement in FRI
80%
70%
60%
50%
40%
30%
20%
10%
0%
Subj1
Subj2
Subj3
Subj4
Subj5
Subj6
Subj7
Subj8
Subj9

- Functional Rating Index (FRI) is a standardized measure of measuring subjects' ability to do everyday activities
- Minimally clinical important difference (MCID) in functional rating scales is defined as ≥ 30% improvement [1]

- 63% (5 of 8) of subjects had both ≥ 30% Reduction in NRS Score and Improvement in FRI

[1] Ostelo et al Spine Vol 33,no1.pp90-94

brtxDISC™: QOL Improvements

Mean Improvement of ~60% in patient Quality of Life*,
Mean time since treatment 2.3 yrs.



100
80
60
40
20
0
% Improvement
0
1
2
3
4
5
Years Since Procedure (Last Available Outcome Endpoint)

- Quality of Life (QOL) is a standardized questionnaire measuring subjects' functional and mental wellness

* Patient reported improvement

brtxDISC™ Treatment: Case Study

Therapy May Have a Significant Impact on the Morphology of the Disc



BEFORE



AFTER

- 56% (9 of 16) of Subjects had ≥ 50% Reduction in Disc Bulge Size

brtxDISC™: Summary of Retrospective Analysis

80% Reported Improvement in Range of Motion and 100% Reported Improvement in Strength Post-Treatment



% QOL Improvement Post-Treatment
100
80
60
40
20
0
Improvement (%)
1
2
3
4
5
Patient



% Improvement vs Cell Dose
100
80
60
40
20
0
Improvement (%)
0
10
20
30
40
Cell Dose (1 x 10^6)

- We believe there is a correlation between the QOL improvement percentage and dosage based on our finding in our 5 patient retrospective analysis.

brtxDISC™: Clinical Trial Design



- A Phase 2 prospective, double-blinded, placebo controlled, randomized study, n=62
  - 12 patient dose escalation cohort with 10mm, 20mm and 40mm cell dose cohorts
  - 50 patient safety and efficacy cohort with maximum dose
    - Evaluate safety and preliminary efficacy of a single dose intradiscal injection of *brtx*DISC™ in patients with chronic lumbar disc disease
  - 5-10 clinical trial sites



- Endpoints
  - Pain assessment using Visual Analogue Scales (VAS)
  - Oswestry questionnaires (ODI)
  - Quality of life assessment
  - Evolution of affected disc(s) by Magnetic Resonance Imaging (MRI)

brtxDISC™: Key 2016 Targeted Milestones

Milestones	Target Timeline
Animal study data	March/April
Select CRO, clinical study start-up (sites, data)	April - August
cGMP facility certification/qualification	April/May
Manufacturing qualification runs	June/July
Submit IND	August
IND Clearance	September/October
First Patient Enrolled	October/November

Potential Treatments for Metabolic Diseases


det
HV
mag
spot
HFW
WD
100 µm

20.00 kV
697 x
3.0
214 µm
6.6 mm
Array 6057-3

- Pre-clinical allogeneic cell-based therapy to target obesity, diabetes and metabolic disorders using brown adipose (fat) derived stem cells (BADSC) to generate brown adipose tissue (BAT)
- BAT is a specialized adipose tissue found in the human body that plays a key role in the evolutionarily conserved mechanisms underlying thermogenesis (generation of non-shivering body heat) and energy homeostasis in mammals - long known to be present at high levels in hibernating mammals and human newborns.
- Pfizer collaboration on development of human brown adipose cells
- Potential biologic discovery program

Market Opportunity: Obesity and Metabolic Disorders Market



The pandemic of obesity and metabolic disorders is widespread and continues to grow worldwide, despite efforts to curb its progress

Obesity Rates In Selected Countries



35%
30%
25%
20%
15%
10%
5%
0%
1970
1980
1990
2000
2010
USA
England
Australia
Canada
Spain
France

Source: OECD. The obesity epidemic: Analysis of past and projected future trends in selected OECD countries

New Diabetes US cases annually (MM)



0.6
0.8
1.1
1.5
1.7
88
94
00
6
12

Source: CDC. Diabetes. Successes and Opportunities for Population-Based Prevention and Control At A Glance; National Diabetes Statistics Report, 2014

ThermoStem® Program



Program Objective

- Advance pre-clinical development, leading to IND filing
  - Demonstrate that BAT derived from differentiated human stem cells can be used to treat or prevent metabolic disorders and restore homeostasis

Progress To-date

- Established unique human brown fat library
- Initial pre-clinical studies
  - Created 3D tissue engineered BAT construct; successfully implanted into mice
  - At 6-month observation, scaffold still intact; metabolic impact observed
- Generated publications around initial results
- Established Pfizer and University of Pennsylvania relationships

Near-term Priorities

- Develop delivery mechanism for introducing brown fat tissue to humans
- Finalize target disease and clinical indication

2014 Publication in *STEM CELLS* Journal


Volume 32, Number 2, February 2014
STEM CELLS
The International Journal of Cell Differentiation and Proliferation
Inside This Issue
See Complete Table of Contents Inside
572 Metabolically Active Human Brown Adipose Tissue Derived Stem Cells
AlphaMed Press
www.StemCells.com
Stem Cells Translational Medicine

572. Metabolically Active Human Brown Adipose Tissue-Derived Stem Cells

Francisco J Silva, Dolly J Holt, Vanessa Vargas et al.

Preclinical Metabolic Results

Glucose and Body Weight


Blood Glucose Levels
Glucose (mg/dl)
600
500
400
300
200
100
0
1 2 3 4 5 6 7 8 9 10 11 12 13
Weeks after transplantation
Control
BADSC


Body Weight
Body weight (g)
40
35
30
25
20
15
10
5
0
1 2 3 4 5 6 7 8 9 10 11 12 13
Weeks after transplantation
Control
BADSC

Mice fed high chow diet throughout experiment and transplanted with brown adipose derived stem cells (BADSC)/scaffolds and controls

Preclinical Metabolic Results



Triglycerides and Cholesterol Levels

Triglycerides Level



Triglycerides (mg/dl)
200
180
160
140
120
100
80
60
40
20
0
0
1
2
3
4
Months after transplantation
Control
BADSC

Cholesterol Level



Cholesterol (mg/dl)
300
250
200
150
100
50
0
0
1
2
3
4
Months after transplantation
Control
BADSC

Mice fed high chow diet throughout experiment and transplanted with brown adipose derived stem cells (BADSC)/scaffolds and controls

BioRestorative / Pfizer Collaboration

brt | Pfizer

- Jointly conducting a study entitled *"Development and Validation of a Human Brown Adipose Cell Model"*
- BRT will leverage its human brown adipose tissue sample collection, pre-adipocyte cell lines and immortalized cell lines
- Characterization of identity and metabolic function of cell lines

ThermoStem®: Key 2016/17 Targeted Milestones

Milestones	Target Timeline
Identify Key Cell Line for Pre-Clinical Testing	Jan-March
Develop Delivery System for BAT	April - July
Initiate Pre-Clinical Testing in Animals	April/May
Identify Target Indication	June/July
Complete Pre-Clinical Testing in Animals	December
Pre-IND filing with FDA	January/February 2017

Investment Highlights

MULTIPLE CELL THERAPY PROGRAMS

- **DISC/SPINE PROGRAM (*brtxDISC*TM):**
  - Complete requirements to submit IND and commence trials
  - Develop additional *brtxDISC*TM indications
- **METABOLIC PROGRAM (*ThermoStem*®):**
  - Finalize clinical indication and delivery mechanism and drive to IND filing
  - Develop biologics program

STRONG MANAGEMENT & ADVISORY TEAMS

POTENTIAL FOR ADDITIONAL INDICATIONS OF THERAPY

Thank You

biorestorative therapies

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